UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 18, 2017

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 16th Street, Suite 300, Denver, CO 80202

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 222-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 18, 2017, Real Goods Solar, Inc. (the “Company”) received a letter from The Nasdaq Stock Market (“Nasdaq”), notifying the Company that for the last 30 consecutive business days, the bid price of the Company’s Class A common stock had closed below the minimum $1.00 per share requirement for continued inclusion on Nasdaq based on Listing Rule 5550(a)(2), and describing a timetable for bringing the Company into compliance with that rule.

The Company’s Class A common stock remains listed on Nasdaq under the symbol RGSE. Under Listing Rule 5810(c)(3)(A), the Company has 180 calendar days, or until February 14, 2018, to regain compliance. If at any time before then, the Company’s Class A common stock has a closing bid price of $1.00 or more for a minimum of 10 consecutive business days, Nasdaq staff will notify the Company that it has regained compliance.

If the Company has not met the requirements of Rule 5550(a)(2) by February 14, 2018, but meets the continued listing requirement for market value of publicly held shares and all other applicable standards for initial listing on The Nasdaq Capital Market (other than the minimum bid price requirement), then the Company may be eligible for an additional 180 day compliance period. In order to qualify, the Company will need to provide written notice of its intention to cure the deficiency during the second compliance period, by effecting a reverse stock split if necessary. If it appears to Nasdaq staff that the Company will not be able to cure the deficiency during this second compliance period, or if the Company is otherwise not eligible, the Nasdaq staff will provide notice that the Company’s securities will be subject to delisting.

The Company intends to actively monitor the bid price for its Class A common stock and will consider available options to resolve the deficiency and regain compliance with the Nasdaq minimum bid price requirement, including a possible reverse stock split.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Alan Fine
Alan Fine
Principal Financial Officer

Date: August 21, 2017